Postretirement Health Care Plan Net Periodic (Benefit) Expense (Detail) (Other Postretirement Plan, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Postretirement Plan
Defined Benefit Plan Disclosure [Line Items]
Service Cost	$ 0.1	$ 0.2	$ 0.4
Interest Cost	1.2	1.3	2.8
Amortization
Net (Gain) Loss	(1.2)	(2.3)	1.6
Prior Service Benefit	(3.0)	(5.1)	(5.2)
Net Periodic Pension Expense (Benefit)	$ (2.9)	$ (5.9)	$ (0.4)